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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 1, 2002


                       NATIONAL CONSUMER COOPERATIVE BANK
                       ----------------------------------
             (Exact name of registrant as specified in its charter)




         United States of America
         (12 U.S.C. Section 3001 et seq.)            2-99779                    52-1157795
         --------------------------------            -------                    ----------
         (State or Other Jurisdiction                (Commission                (IRS Employer
         of Incorporation or Organization)           File Number)               Identification No.)


                1725 EYE ST., NW, SUITE 600, WASHINGTON, DC 20006
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (202) 336-7700

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Item 5. Other Events.

National Consumer Cooperative Bank ("NCCB") has issued a notification regarding a restatement of its 2001 quarterly earnings. A copy is filed herewith as an exhibit.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits:

               EXHIBIT NUMBER               EXHIBIT
               --------------               -------
               99                           Notification regarding restatement of 2001
                                            quarterly earnings


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NATIONAL CONSUMER COOPERATIVE BANK
                                    ----------------------------------
                                                (Registrant)



         Date:  April 1, 2002                By:   /s/ RICHARD L. REED
         -----------------------                ---------------------------
                                                  Richard L. Reed
                                                  Managing Director,
                                                  Chief Financial Officer